                                                                    EXHIBIT 10.9

        *CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                 REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

                           Memorandum of Understanding
                   Supply and Services Agreement for SPT1073

Summary
-------

         ScinoPharm Taiwan (SPT) will provide API development and manufacturing functions for ****1073 API to Corcept. This will include Non-GMP, as well as CGMP products for pre-clinical, clinical and commercial requirements. ****1073 will be studied by Corcept for treating patients with psychiatric and cognitive disorders only. In addition, ScinoPharm Taiwan is willing to act as a consultant to introduce Corcept to reputable dosage form manufacturers in Taiwan for formulation development and manufacturing.

Project Plan
------------

1. ScinoPharm and Corcept will jointly invest in the acquisition of starting materials, equipment and manpower to complete the technology transfer, process development and scale-up studies. The target date to deliver total of **** Non-GMP materials for the planned toxicology study will be August/September, 2000, with smaller quantities (****) possibly available in July/August.

2.       Produce **** of CGMP material by year-end of 2000 for clinical studies.

3. Prepare and submit DMF including all processing and analytical information for product registration.

4. Introduce Corcept CMC representative(s) to Taiwan dosage form manufacturers and assist in selecting and establishing a direct working relationship between Corcept and the selected manufacturer.

Development Out of Pocket Cost
------------------------------

         Starting material/reagents etc.                      ****
         Equipment & other supplies                           ****

         **** Manpower ****                                   ****
         ---------------------------------------------------------
         Total                                                ****   (1)

         (1)  At **** shared costs, Corcept will pay $150,000

Product Costs
-------------

         Non-GMP Materials                                    ****
         GMP Materials                                        ****
                                    ****    Reduction to be negotiated.

Quantities
----------

1. Corcept will guarantee minimum purchase of 1 million dollars per year following product launch.

2. **** 1073 volume purchase in calendar year 2001 could be in the range of ****

3. **** 1073 purchase forecast, commencing calendar year 2003, will be between **** annual requirements.

ScinoPharm Taiwan, Ltd.                                 Corcept Inc.

By      /s/ Jo Shen                        By        Joseph Belanoff
Title   President                          Title     CEO
Date    June 1, 2000                       Date      June 8, 2000

Biddle Sawyer

By      /s/ Robert Chaykin
Title   President
Date    June 12, 2000

                                       2